UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Date of Report (Date of earliest event reported): August 24, 2012

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (702) 770-7555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Wynn Resorts, Limited (the “Company”) will hold its 2012 Annual Meeting of Stockholders (the “Annual Meeting”) on November 2, 2012 in Las Vegas, Nevada. Stockholders of record of the Company at the close of business on September 12, 2012, the record date fixed for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting.

Pursuant to the Company’s Bylaws, notice of any proposal to be presented by any stockholder at the Annual Meeting must be delivered to the secretary of the Company at its principle office not later than September 3, 2012. The Company also will consider any proposal submitted not later than September 3, 2012 to have been timely received for purposes of Rule 14a-8 under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Date: August 24, 2012	By:	/s/ Matt Maddox
	Name:	Matt Maddox
	Title:	Chief Financial Officer and Treasurer